United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 29, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Realty Income (as defined below) on April 29, 2021 (the "Original Form 8-K") to correct the item number under which certain information was previously disclosed in the Original Form 8-K. Specifically, the Original Form 8-K is hereby amended and restated in its entirety to provide that the information previously disclosed under Item 8.01—Other Events, including Exhibits 99.1 and 99.2 to the Original Form 8-K, is furnished under Item 7.01—Regulation FD Disclosure and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of Realty Income’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 7.01.	Regulation FD Disclosure.

On April 29, 2021, Realty Income Corporation, a Maryland corporation (“Realty Income” or the “Company”) and VEREIT, Inc., a Maryland corporation (“VEREIT”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 29, 2021, pursuant to which, subject to the terms and conditions set forth therein, Realty Income will acquire VEREIT in an all-stock transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01.

In connection with the announcement of the Merger Agreement, Realty Income and VEREIT intend to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are furnished has Exhibit 99.2 hereto and incorporated by reference in this Item 7.01.

The foregoing information in this Item 7.01, including the information contained in the press release and investor presentation in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of Realty Income's filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Forward Looking Statements

This Current Report on Form 8-K/A may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income and VEREIT operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial or operating results of Realty Income, VEREIT, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a company holding the office property assets of Realty Income and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate any sales of office property assets of Realty Income and VEREIT and the impact of such sales on SpinCo or the combined company; failure to obtain debt financing to capitalize SpinCo; risks associated with the geographic concentration of Realty Income, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, employees, customers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Realty Income’s or VEREIT’s common stock or preferred stock; impairment charges; unanticipated changes in Realty Income’s or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income and VEREIT. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Realty Income or VEREIT on their respective websites or otherwise. Neither Realty Income nor VEREIT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Realty Income and VEREIT will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus will contain important information about the proposed transaction and related matters but is not a part of or incorporated by reference into this Current Report on Form 8-K/A.

STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REALTY INCOME, VEREIT AND THE PROPOSED TRANSACTION.

Investors and security holders of Realty Income and VEREIT will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Realty Income and VEREIT with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Realty Income with the SEC are also available on Realty Income’s website at www.realtyincome.com, and copies of the documents filed by VEREIT with the SEC are available on VEREIT’s website at www.vereit.com. None of the foregoing documents is a part of or incorporated by reference into this Current Report on Form 8-K/A.

Realty Income, VEREIT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Realty Income’s and VEREIT’s stockholders in respect of the proposed transaction. Information regarding Realty Income’s directors and executive officers can be found in Realty Income’s definitive proxy statement filed with the SEC on April 1, 2021. Information regarding VEREIT’s directors and executive officers can be found in VEREIT’s definitive proxy statement filed with the SEC on April 15, 2021. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available on the SEC’s website and from Realty Income or VEREIT, as applicable, using the sources indicated above but none of those documents is a part of or incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

99.1	Joint Press Release issued by Realty Income Corporation and VEREIT on April 29, 2021 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 29, 2021).
99.2	Joint Investor Presentation, dated April 29, 2021 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 29, 2021).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	June 4, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary